THE ADVISORS' INNER CIRCLE FUND II (THE "TRUST")

                       FROST DIVERSIFIED STRATEGIES FUND
                         FROST STRATEGIC BALANCED FUND
                            (TOGETHER, THE "FUNDS")

                   SUPPLEMENT DATED FEBRUARY 14, 2014 TO THE
CLASS A SHARES PROSPECTUS AND INSTITUTIONAL CLASS SHARES PROSPECTUS, EACH DATED
       NOVEMBER 28, 2013, AS SUPPLEMENTED JANUARY 31, 2014 (TOGETHER, THE "PROSPECTUSES") AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") DATED
                               NOVEMBER 28, 2013

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
      THE PROSPECTUSES AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE
                             PROSPECTUSES AND SAI.

I.   INSTITUTIONAL CLASS SHARES CLOSURE

     Effective immediately, Institutional Class Shares of the Frost Strategic Balanced Fund are closed to new investors.

II.  CHANGES TO FUND NAMES, INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

     On or around March 31, 2014 (the "Transition Date"), the names, investment objectives, strategies and risks of the Funds will change to reflect the Funds' new "fund of funds" asset allocation structure, as approved by the Board of Trustees of the Trust.

     The names of the Funds will be changed as follows:

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          CURRENT NAME                                   NEW NAME
--------------------------------------------------------------------------------
Frost Diversified Strategies Fund             Frost Conservative Allocation Fund
--------------------------------------------------------------------------------
Frost Strategic Balanced Fund                 Frost Moderate Allocation Fund
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     The investment objective of each Fund will be to seek total return consistent with its asset allocation strategy.

     The Funds will seek to provide diversification among asset classes by investing in different combinations of mutual funds advised by Frost Investment Advisors, LLC (the "Adviser") or other investment advisers and exchange traded funds ("ETFs"), collectively referred to as "Underlying Funds."

     Each Fund will have its own target asset allocation between equity and fixed income Underlying Funds. The Frost Diversified Strategies Fund will seek to maintain a conservative level of risk and a lower allocation to equity Underlying Funds relative to the Frost Strategic Balanced Fund, which will seek to maintain a moderate level of risk with its higher allocation to equity Underlying Funds. Within the equity Underlying Funds allocations, the Adviser will seek to diversify globally (by including domestic and international Underlying Funds), in terms of market capitalization (by including large, mid, and small capitalization Underlying Funds), and by style (by including both growth and value Underlying Funds). Within the fixed income Underlying Funds allocation, the Adviser intends to include domestic and international Underlying Funds with varying degrees of interest rate and credit exposure.

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     The Funds will be subject to the risks associated with the Adviser's asset allocation strategy and selection of Underlying Funds, as well as the risks associated with the Underlying Funds and their investments, including ETF risks, equity security risks, fixed income security risks, foreign investment risks, small- and mid-capitalization company risks, investment style risks and derivatives risks.

     More information about these and other changes to the Funds will be available in the Prospectuses and SAI, as will be revised as of the Transition Date.

     In addition, Institutional Class Shares of the Frost Strategic Balanced Fund are now closed to new investors.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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